FINANCIAL (INCOME) AND EXPENSES	12 Months Ended
Dec. 31, 2025
Other Income and Expenses [Abstract]
FINANCIAL (INCOME) AND EXPENSES

NOTE 18 - FINANCIAL (INCOME) AND EXPENSES:

	Year ended December 31, 2025	Year ended December 31, 2024	Year ended December 31, 2023

Revaluation of financial liabilities at fair value through profit or loss, net	(247)	36	(306)
Foreign currency transaction income	(101)	(77)	(233)
Others	9	(1)	10
Total	(339)	(42)	(529)